Supplement dated September 26, 2008
Class A Shares, Class B Shares and Class C Shares Prospectus

Dated July 31, 2008
VAN KAMPEN EQUITY TRUST,
on behalf of its series,
Van Kampen Small Cap Growth Fund
Van Kampen Small Cap Value Fund

Dated October 31, 2007
VAN KAMPEN SERIES FUND, INC.,
on behalf of its series,
Van Kampen Emerging Markets Fund
As previously supplemented on November 20, 2007

Dated December 28, 2007
VAN KAMPEN EQUITY TRUST II,
on behalf of its series,
Van Kampen International Advantage Fund
Van Kampen International Growth Fund,
As previously supplemented on April 18, 2008

The Prospectus is hereby supplemented as follows:

(1) The fourth sentence of the first paragraph in the section entitled “Purchase of Shares — General” is hereby deleted in its entirety and replaced with the following:

You should discuss with your authorized dealer which share class is most appropriate for you. As described more fully below, each class of shares offers a distinct structure of sales charge, distribution and service fees and other features (for example, the reduced or no sales charges available for purchases of Class A Shares over $50,000 of the Fund or your cumulative ownership of Participating Funds) that are designed to address a variety of needs.

(2) The following is hereby added after the second paragraph following the Class A Shares Sales Charge Schedule in the section entitled “Purchase of Shares — Class A Shares”:

Conversion feature.  Class A Shares purchased by accounts participating in certain wrap fee programs may be converted to Class I Shares of the Fund (which are offered in a separate prospectus) under certain circumstances, including such wrap fee program’s eligibility to purchase Class I Shares of the Fund. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

(3) The following is hereby added after the last sentence in the fourth paragraph after the Class B Shares Sales Charge Schedule in the section entitled “Purchase of Shares — Class B Shares”:

Pursuant to the terms of the Plans, the Fund may spend less than the combined annual distribution and service fees of 1.00% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. See the section entitled “Financial Highlights” herein and the section entitled “Distribution and Service” in the Fund’s Statement of Additional Information.

(4) The following is hereby added after the last sentence in the fourth paragraph in the section entitled “Purchase of Shares — Class C Shares”:

Pursuant to the terms of the Plans, the Fund may spend less than the combined annual distribution and service fees of 1.00% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. See the section entitled “Financial Highlights” herein and the section entitled “Distribution and Service” in the Fund’s Statement of Additional Information.

(5) The fifth sentence in the first paragraph after the Class B Shares Sales Charge Schedule in the section entitled “Purchase of Shares — Class B Shares” is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MULTIFNDSPT1 9/08